Exhibit 1.1

$

CONIFER HOLDINGS, INC.

    % Senior Unsecured Notes due

UNDERWRITING AGREEMENT

                    , 2018

Boenning & Scattergood, Inc.

    as Representative of the several Underwriters

    named in Schedule I hereto

4 Tower Bridge

200 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

Ladies and Gentlemen:

Conifer Holdings, Inc., a Michigan corporation (the “Company”), confirms its agreement with the underwriters named in Schedule I hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Boenning & Scattergood, Inc. is acting as representative (in such capacity, the “Representative”), with respect to the sale by the Company and the purchase by the Underwriters of $         principal amount of the Company’s          Senior Unsecured Notes due          (the “Notes”) (said Notes to be issued and sold by the Company being hereinafter referred to as the “Initial Securities”). The Company also proposes to grant to the Underwriters, acting severally and not jointly, an option described in Section 2(b) hereof to purchase up to and additional $         principal amount of Notes to cover overallotments, if any (the “Option Securities” and together with the Initial Securities, the “Securities”). The Securities will be issued pursuant to an indenture (the “Base Indenture”) and a supplemental indenture (the “Supplemental Indenture”), each to be dated as of                     , 2018 (together with the Base Indenture, the “Indenture”), between the Company and Wilmington Trust, N.A., as trustee (the “Trustee”).

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333-226778), including any related prospectus or prospectuses, for the registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and which contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the preliminary prospectus included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations (“Rule 462(b)”), then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). Upon the execution and delivery of the Indenture by the Company and the Trustee and the filing of the related Statement of Eligibility and Qualification on Form T-1 (the “Form T-1”) with the Commission, the Indenture will be duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (collectively, the “Trust Indenture Act”). The Registration Statement has been declared effective by the Commission on                      2018.

Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated                     , 2018, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished by the Company to the Underwriters for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Incorporated Documents or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means         P.M., New York City time, on                    , 2018 or such other time as agreed by the Company and the Representative.

“Incorporated Documents” means the documents incorporated or deemed to be incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering of the Securities that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as specified in Schedule II hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued prior to the Applicable Time, the most recent preliminary prospectus furnished to the Underwriters for general distribution to investors prior to the Applicable Time and the information included on Schedule II hereto, all considered together.

All references in this Agreement to financial statements and schedules and other information which is “disclosed,” “contained,” “included,” “made,” “stated” or “referred to” (or other references of like import) in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus and the Prospectus shall be deemed to include all such financial statements and schedules, exhibits and other information which are incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, as the case may be, prior to the execution of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (the “Exchange Act Regulations”) which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, as the case may be, after the execution of this Agreement.

SECTION 1. Representations and Warranties.

(a) Representations and Warranties. The Company represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Time (as defined in Section 2 hereof), and as of each Date of Delivery (as defined in Section 2 hereof), if any, and agrees with each Underwriter, as follows:

(i) Compliance with Registration Requirements. Each of the Registration Statement and any post-effective amendment thereto have been prepared by the Company in conformity with the requirements of the Securities Act and the Securities Act Regulations. The sale of the Securities has been duly registered under the Securities Act pursuant to the Registration Statement. The Registration Statement has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no notice or objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the Securities Act Regulations has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the knowledge of the Company, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Regulations complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations at the Applicable Time, at the Closing Time and at each Date of Delivery, if any. The preliminary prospectus that is included in the Pricing Disclosure Package, at the Applicable Time, complied, and the Prospectus and each amendment or supplement thereto, as of their respective issue dates and at the Closing Time, complied and will comply, in all material respects with the Securities Act and the Securities Act Regulations. Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities were or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Incorporated Documents, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations.

(ii) Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at the respective times it became effective, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, at the Closing Time and at each Date of Delivery, if any, neither (A) the Pricing Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) of the Securities Act Regulations (“Rule 424(b)”), at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the Exchange Act Regulations, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the Exchange Act Regulations and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company filed the Registration Statement with the Commission before using any free writing prospectus and each free writing prospectus was preceded or accompanied by the Prospectus satisfying the requirements of Section 10 under the Securities Act.

The representations and warranties in this Section 1(a)(ii) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein. For purposes of this Agreement, the only information so furnished consists of (i) the first paragraph appearing in the Prospectus in the section entitled “Underwriting,” (ii) the discount and concessions information appearing in the Prospectus in the section entitled Underwriting – Commissions and Expenses, (iii) the first and second paragraphs appearing in the Prospectus in the section entitled “Underwriting – Stabilization” and (iv) the second paragraph appearing in the Prospectus in the section entitled “Underwriting – Our Relationships with the Underwriters” (collectively, the “Underwriter Information”).

(iii) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including the Incorporated Documents, or any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act Regulations. The Company has not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative; provided, that such consent is deemed to have been given with respect to each Issuer Free Writing Prospectus identified on Schedule II. The Company has retained in accordance with the Securities Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act Regulations. The first sentence of this Section 1(a)(iii) shall not apply to the Underwriter Information.

(iv) Not Ineligible Issuer. (A) At the time of filing the Registration Statement, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Securities, (C) at the date of this Agreement and (D) at the Applicable Time, the Company was not nor is an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(v) Emerging Growth Company. (A) At the time of filing the Registration Statement, (B) at the date of this Agreement and (C) at the Applicable Time, the Company was or is an “emerging growth company,” as defined in Rule 405.

(vi) Independent Accountants. Deloitte & Touche LLP, the accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus are, or were at the time of any such certification, independent public accountants with respect to the Company as required by the Securities Act, the Securities Act Regulations, the Exchange Act, the Exchange Act Regulations and the Public Company Accounting Oversight Board.

(vii) Financial Statements; Non-GAAP Financial Measures. The financial statements together with the related schedules and notes thereto of the Company and its consolidated subsidiaries, included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of Regulation S-X, and present fairly the financial position of the entities purported to be shown thereby as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the U.S. (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the selected financial data and the summary financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been derived from the accounting records of the Company and its consolidated subsidiaries, and present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus under Regulation S-X, the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations, as applicable. All disclosures contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Item 10 of Regulation S-K and Regulation G of the Commission’s rules and regulations, to the extent applicable.

(viii) No Material Adverse Change in Business. Except as otherwise stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting the properties or assets (collectively, the “Properties”) described in the Registration Statement, the Pricing Disclosure Package or the Prospectus owned by the Company or its direct and indirect subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) considered as a whole or in the business, condition (financial or otherwise), results of operations, shareholders’ equity, earnings, business affairs or business prospects of the Company and its Subsidiaries as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise, (C) there has been no liability or obligation, direct or contingent (including off-balance sheet obligations), which is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or any of the Subsidiaries, except obligations incurred in the ordinary course of business, (D) there has been no distribution of any kind declared, paid or made by the Company on any class of capital stock or other form of ownership interests in the Company and (E) there has been no withdrawal or downgrade of the Company’s rating from A.M. Best Company.

(ix) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Michigan and has all corporate power and authority to own, lease and operate its Properties and to conduct its business as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept is recognized) under the laws of each other jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(x) Good Standing of the Subsidiaries. Each of the Company’s subsidiaries that is listed on Exhibit 21.1 to the Company’s most recent Annual Report on Form 10-K and each other subsidiary that meets the definition of “significant subsidiary” as such term is defined in Rule 1-02 of Regulation S-X (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in each of the Pricing Disclosure Package and the Prospectus. Each of the Significant Subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns, leases or operates properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; all of the issued shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and are owned, directly or through other Subsidiaries of the Company, by the Company, free and clear of any pledge, lien, encumbrance, or claim.

(xi) Authorization and Description of the Capital Stock. All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and have been issued in compliance with federal and state securities laws and conform to the description thereof contained in each of the Registration Statement, Pricing Disclosure Package and the Prospectus; and no such shares of capital stock of the Company were issued in violation of the preemptive or similar rights.

(xii) Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale by the Company through the Underwriters pursuant to this Agreement and, when authenticated and delivered by the Trustee in the manner provided for in the Indenture and issued and delivered by the Company against payment therefor as provided for in this Agreement, will constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The Securities will be in the form contemplated by, and will be entitled to the benefits of, the Indenture. The issuance of the Securities is not subject to the preemptive or other similar rights. The description of the Securities contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus conforms in all material respects to the form of Global Notes and the form of Global Notes conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xiii) Authorization and Description of Indenture. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will constitute a valid, legal and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The Indenture has been, and at the Closing Time and any Time of Delivery will be, duly qualified under the Trust Indenture Act. The description of the Indenture contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus conforms in all material respects to the Indenture and the Indenture conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xiv) Authorization and Description of Agreement. The Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of the by the Representative, the Agreement will constitute a valid, legal and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The description of the Agreement contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus conforms in all material respects to the Agreement and the Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(xv) Capitalization; Options, Warrants and Registration Rights. The authorized, issued and outstanding capital stock and consolidated long term debt of the Company as of June 30, 2018 is as set forth in the Prospectus under “Capitalization.” Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since June 30, 2018 there have not been any (A) subsequent issuances of capital stock of the Company (except for any issuances of common stock pursuant to exercises of stock options or other equity awards under the Company’s incentive compensation plans that were adopted or assumed prior to such date) or (B) long-term borrowings by the Company or its Subsidiaries. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (Y) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company, other than in the ordinary course of business, consistent with past practice, under the Company’s equity compensation programs and (Z) no person has the right to require the Company or any of the Subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

(xvi) Absence of Violations, Defaults and Conflicts. None of the Company or any of the Subsidiaries are (A) in violation of its certificate or articles of incorporation, as applicable, bylaws or other organizational documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound or to which any of the Properties or any other properties or assets of the Company or any of the Subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of the Subsidiaries or the Properties (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xvii) Execution of Agreement and Indenture; Issuance of Securities. The execution, delivery and performance of this Agreement by the Company, the execution, delivery and performance of the Indenture by the Company, the issuance of the Securities by the Company and the consummation of the transactions contemplated hereby and in the Indenture, the Registration Statement, the Pricing Disclosure Package and the Prospectus (including, without limitation, the application of the net proceeds from the sale of the Securities as described under the heading “Use of Proceeds” as set forth in the Pricing Disclosure Package and the Prospectus) and compliance by the Company with its obligations under this Agreement, the Indenture and the Notes, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Properties or any of their respective subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (A) the certificate or articles of incorporation, as applicable, bylaws or other organizational documents of the Company or any of the Subsidiaries or (B) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (B) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

(xviii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is imminent, which, in any such case, would, singly or in the aggregate, result in a Material Adverse Effect.

(xix) Absence of Proceedings. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of the

Subsidiaries, which is required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus (other than as disclosed therein), or with respect to those not disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, which would, singly or in the aggregate, result in a Material Adverse Effect, or which would materially and adversely the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder and under the Indenture and the Notes.

(xx) Exhibits. There are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or filed as required.

(xxi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder or in connection with the offering, issuance or sale of the Securities hereunder, the consummation of the transactions contemplated by this Agreement or the application of the net proceeds from the sale of the Securities as described under the heading “Use of Proceeds” as set forth in the Pricing Disclosure Package and the Prospectus, except such as have been already obtained or as may be required under the Securities Act, the Securities Act Regulations, the rules of NASDAQ, the securities laws of any applicable U.S. state or jurisdiction or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xxii) Possession of Licenses and Permits. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and the Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxiii) Title to Property. (A) The Company, any of the Subsidiaries or any joint venture in which the Company or any of the Subsidiaries owns an interest (each such joint venture being referred to as a “Related Entity”), as the case may be, have good and marketable fee or leasehold title to the Properties, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, other than those that (1) are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (2) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, any of the Subsidiaries or any Related Entity, (B) except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company, any of the Subsidiaries or any Related Entity owns any real property other than the Properties, (C) each of the ground leases, subleases and sub-subleases relating to a Property, if any, material to the business of the Company and the Subsidiaries, considered as one enterprise, are in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Property by the Company nor any of the Subsidiaries or any Related Entity, and (1) no default or event of default has occurred under any ground lease, sublease or sub-sublease with respect to such Property and none of the Company, any of the Subsidiaries or any Related Entity has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such ground lease, sublease or sub-sublease and (2) none of the Company, any of the Subsidiaries or any Related Entity has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company, any of the Subsidiaries or any Related Entity under any of the ground leases, subleases or sub-subleases mentioned above, or affecting or questioning the rights of the Company, any of the Subsidiaries or any Related Entity to the continued possession of the leased, subleased or sub-subleased premises under any such ground lease, sublease or sub-sublease, (D) all liens, charges, encumbrances, claims or restrictions on any of the Properties and the assets of the Company, any of the Subsidiaries or any Related Entity that are required to be disclosed in the Registration Statement or the Prospectus are disclosed therein, (E) no tenant under any of the leases at the Properties has a right of first refusal or an option to purchase the premises demised under such lease, (F) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and except for such failures to comply that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (G) the mortgages and deeds of trust that encumber certain of the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than certain other Properties and (H) none of the Company, any of the Subsidiaries or any Related Entity or, to the knowledge of the Company, any lessee of any of the Properties is in default under any of the leases governing the Properties and none of the Company, any of the Subsidiaries or any Related Entity knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxiv) Joint Venture Agreements. Each of the partnership agreements, limited liability company agreements or other joint venture agreements to which the Company or any of the Subsidiaries is a party, if any, and which relates to one or more of the Properties, has been duly authorized, executed and delivered by the Company or the Subsidiaries, as applicable, and constitutes the legal, valid and binding agreement thereof, enforceable in accordance with its terms, except, in each case, to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally or by general equitable principles, and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.

(xxv) Possession of Intellectual Property. The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) reasonably necessary, if any, to conduct the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(xxvi) Environmental Laws. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect, (A) none of the Company, any of the Subsidiaries, any Related Entity nor any of the Properties is in violation of any Environmental Laws (as defined below), (B) the Company, the Subsidiaries, the Related Entities and the Properties have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no now pending or, to the knowledge of the Company, threatened, administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law or Hazardous Material (as defined below) against the Company, any of the Subsidiaries or any Related Entity or otherwise with regard to the Properties, (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Properties, the Company, any of the Subsidiaries or any Related Entity relating to Hazardous Materials or any Environmental Laws and (E) none of the Properties is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency or on any similar list or inventory issued by any other federal, state or local governmental authority having or claiming jurisdiction over such properties pursuant to any other Environmental Laws. As used herein, “Hazardous Material” shall mean any flammable explosives, radioactive materials, chemicals, pollutants, contaminants, wastes, hazardous wastes, toxic substances, mold, and any hazardous material as defined by or regulated under any Environmental Law, including, without limitation, petroleum or petroleum products, and asbestos-containing materials. As used herein, “Environmental Law” shall mean any applicable foreign, federal, state or local law (including statute or common law), ordinance, rule, regulation or judicial or administrative order, consent decree or judgment relating to the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Secs. 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Secs. 5101-5127, the Solid Waste Disposal Act, as amended, 42 U.S.C. Secs. 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Secs. 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Secs. 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Secs. 136-136y, the Clean Air Act, 42 U.S.C. Secs. 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Secs. 1251-1387, and the Safe Drinking Water Act, 42 U.S.C. Secs. 300f-300j-26, as any of the above statutes may be amended from time to time, and the regulations promulgated pursuant to any of the foregoing.

(xxvii) Utilities and Access. To the knowledge of the Company, water, stormwater, sanitary sewer, electricity, and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property. To the knowledge of the Company, each of the Properties has legal access to public roads and all other roads necessary for the use of each of the Properties.

(xxviii) No Condemnation. The Company does not have any knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will materially affect the use or value of any of the Properties.

(xxix) Accounting Controls and Disclosure Controls. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and the Subsidiaries maintain a system of internal control over financial reporting (as defined under Rules 13a-15 and 15d-15 of the Exchange Act Regulations) including controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been no material weakness in the Company’s internal controls over financial reporting (whether or not remediated) and no change in the Company’s internal controls over financial reporting that has adversely affected, or is reasonably likely to adversely affect, the Company’s internal controls over financial reporting. The auditors of the Company and the Audit Committee of the Board of Directors of the Company have been advised of all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that have adversely affected, or are reasonably likely to adversely affect, the ability of the Company and the Subsidiaries to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Company and the Subsidiaries. The Company and the Subsidiaries have established a system of disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 of the Exchange Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxx) Compliance with the Sarbanes-Oxley Act and NASDAQ Requirements. The Company and, to the knowledge of the Company, each of the Company’s directors and officers, in their capacities as such, has been and is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) and the Company is in compliance in all material respects with the applicable listing qualification standards and requirements of NASDAQ.

(xxxi) Payment of Taxes. All tax returns of the Company and the Subsidiaries required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not, singly or in the aggregate, result in a Material Adverse Effect, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided and except for taxes which may be paid without interest or penalty at a later date. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxxii) ERISA. The Company and the Subsidiaries are in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”). To the knowledge of the Company, no portion of the assets of the Company constitutes “plan assets” of an employee benefit plan as defined in and subject to Title I of ERISA or a plan as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”). No “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability. Neither the Company nor any of the Subsidiaries have incurred nor expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412, 403, 431, 432 or 4971 of the Code. Each “pension plan” for which the Company or any of the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxxiii) Business Insurance. Each of the Company and the Subsidiaries carries or is entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of the Subsidiaries will not be able to (A) renew, if desired, its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect. None of the Company or any of the Subsidiaries have been denied any insurance coverage which they have sought or for which they have applied.

(xxxv) Investment Company Act. The Company is not now required and, after giving effect to the offering and sale of the Securities and the application of the net proceeds as described in each of the Pricing Disclosure Package and the Prospectus, will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

(xxxvi) Absence of Manipulation. Neither the Company nor any of the Subsidiaries or other Affiliates has taken or will take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(xxxvii) Foreign Corrupt Practices Act. Neither the Company nor any of the Subsidiaries nor, to the knowledge of Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of the Subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. Each of the Company and the Subsidiaries and, to the knowledge of the Company, their affiliates has conducted its businesses in compliance with the FCPA and has instituted and maintains policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxviii) Money Laundering Laws. The operations of each of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”). No action, suit or proceeding or, to the knowledge of the Company, inquiry or investigation by or before any Governmental Entity involving the Company, its affiliates or any of the Subsidiaries with respect to the Money Laundering Laws is pending and, to the knowledge of the Company, no such action, suit, proceeding, inquiry or investigation is threatened.

(xxxix) OFAC. None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”). The Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any of the Subsidiaries, joint venture partners or other persons, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xl) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xli) Approval of Listing. On or prior to the date of this Agreement, the Company shall have applied to have the Securities listed on NASDAQ within 30 days following the Closing Time.

(xlii) Distributions. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any Subsidiary is prohibited, directly or indirectly, from making any distributions to the Company, whether by dividend or otherwise, from making any other distribution on any of its equity interests, or from repaying any loans or advances made by the Company or any of the Subsidiaries.

(xliii) Broker’s or Finder’s Fees. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement, arrangement or understanding with any person (other than this Agreement or the

Engagement Letter dated August 10, 2018) that would give rise to a claim against the Company or any of its Subsidiaries or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(xliv) Certain Relationships. No relationship, direct or indirect, exists between or among the Company or any Subsidiary, on the one hand, and the directors, officers, shareholders, partners, customers, or suppliers of the Company or any Subsidiary, on the other hand, which is required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus which is not so described.

(xlv) Off-Balance Sheet Transactions. Except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that may reasonably be expected to have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

(xlvi) Forward-Looking Statements. The information contained in the Registration Statement, the Pricing Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus that constitutes “forward-looking” information within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act were made by the Company on a reasonable basis and reflect the Company’s good faith belief or estimate of the matters described therein.

(xlvii) Regulatory. Each of the Company and the Subsidiaries is duly licensed as an insurance brokerage company, insurance agency, insurer or reinsurer, as the case may be, under the insurance laws and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (collectively, “Insurance Laws”) of each jurisdiction in which the conduct of its existing business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus requires such licensing, except for such jurisdictions in which the failure to be so licensed would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each of the Company and the Subsidiaries has all other necessary authorizations, approvals, orders, consents, certificates, licenses, permits, registrations and qualifications of and from all insurance regulatory authorities necessary to conduct their respective existing businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and all of the foregoing are in full force and effect, except where the failure to have such authorizations, approvals, orders, consents, certificates, permits, registrations or qualifications or their failure to be in full force and effect would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; none of the Company or the Subsidiaries has received any notification from any insurance regulatory authority or other governmental authority in the United States or elsewhere to the effect that any additional authorization, approval, order, consent, certificate, permit, registration or qualification is needed to be obtained by either the Company or its Subsidiaries to conduct its existing business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for any such notification received where the failure to obtain such additional authorization, approval, order, consent, certificate, permit, registration or qualification would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no insurance regulatory authority has issued any order or decree impairing, restricting or prohibiting the payment of dividends by the Company or any of its Subsidiaries; and except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company, the Subsidiaries or any of Properties is subject to any outstanding order or is a party to any written agreement, consent agreement or memorandum of understanding with, or is subject to any order or directive by, or is a recipient of any supervisory letter from any regulatory authority that by its terms restricts in any material respect the conduct of its business or that in any manner relates to its capital adequacy, its management or its business, nor has the Company or any Subsidiary been advised by any regulatory authority that it is considering issuing or requesting any such agreement, order or letter. Each of the Company and the Subsidiaries has filed all statutory financial returns, reports, documents and other information required to be filed pursuant to the applicable Insurance Laws of the United States and the various states thereof, except where the failure, individually or in the aggregate, to file such return, report, document or information would not reasonably be expected to result in a Material Adverse Effect; and each of the Company and the Subsidiaries maintains its books and records in accordance with, and is otherwise in compliance with, the applicable Insurance Laws of the United States and the various states thereof, except where the failure to so maintain its books and records or be in compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries have made no material change in their insurance reserving practices since December 31, 2017.

(xlviii) Reinsurance Matters. (A) All reinsurance and retrocession treaties and agreements in force as of the date of this Agreement to which the Company or any of its Subsidiaries is a ceding party, (B) any terminated or expired reinsurance or retrocession treaty or agreement of the Company or any of the Subsidiaries under which there remains any material outstanding reserves or unexpired coverage and (C) any reinsurance or retrocession treaty or agreement between the Company and/or any of the Subsidiaries on one hand, and any affiliate of the Company, on the other hand (collectively, the “Ceded Reinsurance Agreements”) are in full force and effect, and neither the Company nor any Subsidiary, as applicable, is in default in any material respect as to any provision of any Ceded Reinsurance Agreement, there is no pending or, to the Company’s knowledge, threatened dispute between the Company or any Subsidiary, on one hand, and any reinsurer under any such treaty or agreement, on the other hand, and, to the Company’s knowledge, no party to any Ceded Reinsurance Agreement is impaired such that a default thereunder would reasonably be expected.

(xlix) No Other Materials. The Company has not distributed and, prior to the later to occur of (A) the Applicable Time and (B) completion of the distribution of the Securities, will not distribute any prospectus (as such term is defined in the Securities Act and Securities Act Regulations) in connection with the offering and sale of the Securities other than the Registration Statement, the Pricing Disclosure Package and the Prospectus or other materials, if any, permitted by the Securities Act Securities Act Regulations and approved by the Representative.

(l) Reportable Transactions. Neither the Company nor any of the Subsidiaries has participated in any reportable transaction, as defined in Treasury Regulation Section 1.6011-4(b) (1).

(li) Use of Proceeds. The Company intends to apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(b) Officer’s Certificates. Any certificate signed by any officer or other representative of the Company delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company, as applicable, to each Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the purchase price of 96.0% of the aggregate principal amount thereof (the “Purchase Price”), the amount of Initial Securities set forth in Schedule I opposite such Underwriter’s name, plus any additional amount of Initial Securities which such Underwriter may become obligated to purchase pursuant to provisions of Section 10 hereof.

(b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to the full amount of the Option Securities at the Purchase Price. Such option may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of this Agreement upon written notice by the Representative to the Company setting forth the amount of Option Securities as to which the several Underwriters are exercising the option and the settlement time and date. The amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total amount of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Initial

Securities, plus any additional amount of Option Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof. The time and date of delivery of any Option Securities so purchased by the Underwriters (a “Date of Delivery”) shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time.

(c) Payment. Payment for the Initial Securities shall be made by wire transfer of immediately available funds to the account specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company (“DTC”) for the account of each Underwriter, of one or more global notes representing the Securities (collectively, the “Global Notes”), with any transfer or other taxes payable in connection with the sale of the Initial Securities duly paid by the Company. The Company will cause the Global Notes to be made available to the Representative for checking at least twenty-four hours prior to the Closing Time at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 (the “Closing Location”), or at such other place as shall be agreed upon by the Representative and the Company, The closing of the sale and purchase of the Initial Securities shall take place at the Closing Location, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M. (New York City time) on the second (third, if the determination of the price of the Securities occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10 hereof), or such other time as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being hereinafter called the “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment for the Option Securities shall be made by wire transfer of immediately available funds to the account specified by the Company to the Representative against delivery to the nominee of DTC for the account of each Underwriter, of one or more Global Notes representing the Option Securities, with any transfer or other taxes payable in connection with the sale of the Option Securities duly paid by the Company. The Company will cause the Global Notes with respect to the Option Securities to be made available to the Representative for checking at least twenty-four hours prior to the Date of Delivery at the Closing Location, or at such other place as shall be agreed upon by the Representative and the Company. The closing of the sale and purchase of the Option Securities shall take place at the Closing Location, or at such other place as shall be agreed upon by the Representative and the Company, on the Date of Delivery.

It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. The Representative, individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b) hereof, will comply with the requirements of Rule 430A of the Securities Act Regulations, will prepare the Prospectus (in form approved by the Representative) and file the Prospectus pursuant to Rule 424(b) not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the Securities Act Regulations, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission with respect to the Registration Statement, any preliminary prospectus, the Prospectus or any Incorporated Document, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any Incorporated Document, or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or the receipt by the Company of any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the Securities Act Regulations or the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will affect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make reasonable efforts to prevent the issuance of any stop order, prevention order or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment. The Company has paid or shall pay the required Commission filing fees relating to the Securities within the time required by the Securities Act Regulations.

(b) Continued Compliance with Securities Laws. The Company will comply with the Securities Act, the Securities Act Regulations, the Exchange Act, the Exchange Act Regulations and the Trust Indenture Act so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, including the documents incorporated by reference therein, in order to comply with the requirements of the Securities Act, the Securities Act Regulations, the Exchange Act or the Exchange Act Regulations, the Company will promptly (A) give the Representative notice of such event, (B) prepare, as applicable, any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to its proposed filing or use and (C) file with the Commission any such amendment or supplement; provided, however, that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company will give the Representative notice of their intention to make any filings pursuant to the Exchange Act or the Exchange Act Regulations from the Applicable Time to the Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) and signed copies of all consents and certificates of experts, and will also deliver, upon request, to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Company will deliver to the Underwriters prior to 10:00 A.M., Eastern Time, on the business day next succeeding the date of this Agreement, without charge, copies of the Prospectus in such quantities as the Underwriters may reasonably request. The Company hereby consents to the use of such copies of the Prospectus for purposes permitted by the Securities Act. The Company will furnish to the Underwriters, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriters may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other U.S. jurisdictions as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated (i) to file any general consent to service of process, (ii) to qualify as a foreign partnership, corporation or other entity or as a dealer in securities in any jurisdiction in which it is not so qualified or (iii) to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f) Rule 158. The Company will make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule I58(c) under the Securities Act Regulations), an earning statement of the Company and its Subsidiaries complying with Section 11(a) of the Securities Act and the Securities Act Regulations (including, at the option of the Company, Rule 158 thereunder).

(g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the Pricing Disclosure Package and the Prospectus under “Use of Proceeds.”

(h) Listing. On or prior to the date of this Agreement, the Company shall have submitted an application to NASDAQ to have the Securities listed on NASDAQ no later than 30 days following the Closing Time.

(i) DTC. The Company will use its best efforts to comply with the letter of representations of the Company, including any riders thereto, provided to DTC relating to the approval by and qualification of the Notes with DTC for “book-entry” transfer.

(j) Reporting Requirements. The Company, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Securities as may be required under Rule 463 of the Securities Act Regulations.

(k) Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided, that the Representative will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule II hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed and approved by the Representative. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each such Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, that, this sentence shall not apply to any statements in or omissions from any such Issuer Free Writing Prospectus based upon and in conformity with the Underwriter Information.

(l) Absence of Manipulation. The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

(m) Compliance with the Sarbanes-Oxley Act. The Company will comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are in effect.

(n) Emerging Growth Company. The Company will promptly notify the Representative if the Company ceases to be an “emerging growth company” at any time prior to completion of the distribution of the Securities.

(o) Pricing Term Sheet. The Company shall prepare a pricing term sheet reflecting the final terms of the Securities, in substantially the form attached hereto as Schedule III and otherwise in form and substance satisfactory to the Representative (the “Pricing Term Sheet”), and file such Pricing Term Sheet as an “Issuer Free Writing Prospectus” pursuant to Rule 433 prior to the close of business on the business day following the date hereof; provided that the Company shall furnish the Representative with copies of any such Pricing Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representative or counsel to the Underwriters shall object.

SECTION 4. Payment of Expenses.

(a) Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes (other than income taxes or similar taxes) incident to and in connection with the performance of the Company’s obligations under this Agreement, including (i) accounting fees of the Company, (ii) the fees and disbursements of counsel for the Company, (iii) costs, expenses and fees relating to the authorization, issuance, sale and delivery by the Company of the Securities and the preparation and printing of certificates for the Securities, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters; (iv) costs, expenses and fees relating to the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein; (v) costs, expenses and fees relating to the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, all as provided in this Agreement; (vi) costs, expenses and fees relating to the production and distribution of this Agreement, any supplemental agreement among Underwriters, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities; (vii) the listing of the Securities on NASDAQ and/or any other exchange; (viii) the costs and charges of the Trustee and any paying agent, registrar or depositary; (ix) all fees and expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 3(a)(v) including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (x) the fees and expenses incurred in connection with having the Notes eligible for clearance, settlement and trading through the facilities of DTC; (xi) the investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Company; (xii) the reasonable fees and expenses of the Representative’s counsel, up to a maximum of $100,000 and (xiii) all other costs and expenses of the Company incident to the performance of its obligations under this Agreement.

(b) Reimbursement of Underwriters’ Expenses. If the Company shall fail to tender the Securities for delivery to the Underwriters for any reason or the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities up to a maximum of $15,000, and upon demand the Company shall pay the full amount thereof to the Representative; provided, however, that reimbursement of the fees and expenses of Underwriters’ counsel shall be governed by Sections 4(a) and 4(c) hereof. If this Agreement is terminated pursuant to Section 9(a) by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

(c) Reimbursement of Fees and Expenses of Underwriters’ Counsel. Notwithstanding the foregoing, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company shall not be required to pay or reimburse any costs, fees or expenses of Underwriters’ counsel in excess of $100,000 in the aggregate.

SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy at the Closing Time, as if made as of the Closing Time, of the representations and warranties of the Company contained in Sections 1(a) hereof or in certificates or letters of any officer of the Company or any of the Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at the Closing Time no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the knowledge of the Company, contemplated; and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A of the Securities Act Regulations. If the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Eastern Time, on the date of this Agreement. All material required to be filed by the Company pursuant to Rule 433(d) shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433.

(b) Opinion of Counsel for the Company. At the Closing Time, the Representative shall have received the favorable opinion and negative assurance letter, each dated the Closing Time, of Honigman Miller Schwartz and Cohn LLP, counsel for the Company, each in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters substantially to the effect set forth in Annex A hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c) Opinion of Counsel for Underwriters. At the Closing Time, the Representative shall have received the favorable opinion, dated the Closing Time, of Stradley Ronon Stevens & Young, LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to such matters as the Representative shall reasonably request.

(d) Officers’ Certificate. At the Closing Time, there shall not have been, since the date hereof, since the Applicable Time or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Significant Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and the Representative shall have received a certificate of the Chief Executive Officer of the Company and of the Chief Financial Officer of the Company, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time and (iv) no stop order suspending the effectiveness of the Registration Statement under the Securities Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated by any Governmental Entity.

(e) Chief Financial Officer’s Certificates. The Representative shall have received certificates from the Chief Financial Officer of the Company, at the time of execution of this Agreement and at the Closing Time, to the effect that (i) the Chief Financial Officer of the Company is familiar with the accounting, operations and records systems of the Company; (ii) the Chief Financial Officer of the Company has carefully examined the Registration Statement, together with any amendments thereto, the Pricing Disclosure Package, the Prospectus, any supplements to the Prospectus and the Underwriting Agreement; and (iii) the Chief Financial Officer of the Company has supervised the compilation of and reviewed the dollar and other amounts marked on copies of certain information incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus included as an exhibit to such certificates, has compared such dollar and other amounts to amounts in analyses prepared by the Company from its accounting records or other records and found them to be in agreement in all material respects as of the specified dates and there is no reason to believe that the information contained in the certificates of the Chief Financial Officer of the Company is not true, accurate and complete in all material respects or contains any omissions that would cause the information provided to be materially misleading.

(f) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Deloitte & Touche LLP a letter, dated such date, in form and substance reasonably satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(g) Bring-down Comfort Letters. At the Closing Time, the Representative shall have received from Deloitte & Touche LLP a letter, dated the Closing Time, to the effect that it reaffirms the statements made in the letter furnished pursuant to Section 5(f) hereof, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(h) Approval of Listing. On or prior to the date of this Agreement, the Company shall have submitted an application to NASDAQ to have the Securities listed on NASDAQ no later than 30 days following the Closing Time.

(i) No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Securities.

(j) DTC Eligibility. At the Closing Time, the Global Notes shall be eligible for clearance, settlement and trading in book-entry form through the facilities of DTC.

(k) Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Indenture, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(l) No Material Adverse Change – Company. (i) Neither the Company nor any Subsidiary shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package or the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package or Prospectus and (ii) since the respective dates as of which information is given in each of the Pricing Disclosure Package or the Prospectus there shall not have been any change in the capital stock shares or long-term debt of the Company or any Subsidiary or any change, or any development involving a prospective change, not set forth or contemplated in the Pricing Disclosure Package or Prospectus, in or affecting the Properties, the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in each of the Pricing Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the terms and in the manner and on the terms contemplated in each of the Pricing Disclosure Package and the Prospectus.

(m) No Material Adverse Change – Financial Markets. At the Closing Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ, (ii) a suspension or material limitation in trading in the Company’s securities on NASDAQ, (iii) a general moratorium on commercial banking activities declared by either federal or state authorities or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

(n) Change in Rating. On or after the date hereof (i) no downgrading or other negative development shall have occurred in the rating accorded to the Company’s or any Subsidiary’s financial strength by A.M. Best Company or any other “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act Regulations (whether or not such downgrading or negative development has been publicly announced by A.M. Best Company) and (ii) except as described in the Pricing Disclosure Package and the Prospectus, no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s or any Subsidiary’s financial strength.

(o) Good Standing. The Representative shall have received satisfactory evidence of the good standing of the Company and the Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representative may request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(p) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates and letters furnished by the Company or any of the Subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

(i) Officers’ Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer of the Company, and of the Chief Financial Officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii) Chief Financial Officer’s Certificate. A certificate, dated such Date of Delivery, of the Chief Financial Officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

(iii) Opinion of Counsel for the Company. The favorable opinion and negative assurance letter of Honigman Miller Schwartz and Cohn LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion and negative assurance letter required by Section 5(b) hereof.

(iv) Opinion of Counsel for Underwriters. The favorable opinion of Stradley Ronon Stevens & Young, LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(v) Bring-down Comfort Letters. A letter from Deloitte & Touche LLP in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letters furnished to the Representative pursuant to Section 5(g) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(q) Additional Documents. At the Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters.

(r) Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7, 8, 11, 14 and 15 hereof shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the Securities Act Regulation (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, in each case based upon any such untrue statement or omission, or any such alleged untrue statement or omission; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of one counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of the Company, Directors, and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with the Underwriter Information.

(c) Actions against Parties; Notification. Each indemnified party shall give written notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. If any such claim is brought against an indemnified party, and the indemnified party notifies the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party (which shall not, except with the consent of the indemnified party, also be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ one counsel (in addition to local counsel) to represent jointly the Representative and those other Underwriters and their respective directors, officers and controlling persons who may be subject to liability arising out of any claim or action in respect of which indemnity may be sought by the Underwriter against the Company under this Section 6, and the Company shall not be permitted to assume the defense of such claim or action, if (i) the Company and the Underwriters shall have so mutually agreed, (ii) the Company has failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters, (iii) the Underwriters and their respective directors, officers and controlling persons shall have reasonably concluded, after consultation with counsel, that there are or may be legal defenses available to them that are different from or in addition to those available to the Company or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers or controlling persons, on the one hand, and the Company, on the other hand, and representation of both sets of parties by the same counsel would present actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnified party shall, without the prior written consent of the indemnifying party, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof, without the prior written consent of the indemnifying party.

(d) Other Rights. The obligations of the parties to this Agreement contained in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, on the one hand, and the Underwriters, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director and officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the aggregate principal amount of Initial Securities set forth opposite their respective names in Schedule I hereto and any Option Securities and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates or letters of officers of the Company or any of the Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, or any person controlling the Company and (ii) delivery of and payment for the Securities.

SECTION 9. Termination of Agreement.

(a) Termination. The Representative may terminate this Agreement without liability to the Company, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representative, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, any material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or NASDAQ, or (iv) if trading generally on the New York Stock Exchange or on NASDAQ has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) if a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 11, 14 and 15 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If, at the Closing Time or any Date of Delivery, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Securities that it has or they have agreed to purchase hereunder on such date (the “Defaulted Securities”), and the aggregate principal amount of Defaulted Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than 10% of the aggregate principal amount of the Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated severally in the proportions that the aggregate principal amount of Initial Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Initial Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Initial Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided, that in no event shall the aggregate principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of 10% of such Securities without the written consent of such Underwriter. If, at the Closing Time, any Underwriter or Underwriters shall fail or refuse to purchase Initial Securities and the aggregate principal amount of Initial Securities with respect to which such default occurs is more than 10% of the aggregate principal amount of Initial Securities to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Initial Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 4 hereof and the indemnity and contribution agreements in Section 9 hereof. In any such case either the Representative or the Company shall have the right to postpone the Closing Time, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, the Pricing Disclosure Package, and the Prospectus or in any other documents or arrangements may be effected. If, on any Date of Delivery, any Underwriter or Underwriters shall fail or refuse to purchase Option Securities and the aggregate principal amount of Option Securities with respect to which such default occurs is more than 10% of the aggregate principal amount of Option Securities to be purchased on such Date of Delivery, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Option Securities to be sold on such Date of Delivery or (ii) purchase not less than the aggregate principal amount of Option Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at: Boenning & Scattergood, Inc., 4 Tower Bridge, 200 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania 19428, attention Anthony Latini, with a copy to the attention of Kristen Winsko, Esq. (General Counsel) (at the same address) and Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, attention Thomas L. Hanley, Esq.; notices to the Company shall be directed to the Company at 550 West Merrill Street, Suite 200, Birmingham, Michigan 48009, attention Richard J. Fiato, Esq., Corporate Counsel and Honigman Miller Schwartz and Cohn LLP, 2290 First National Building, 660 Woodward Avenue, Detroit, Michigan 48226, attention Donald J. Kunz, Esq.

SECTION 12. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction among the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Securities and the process leading thereto each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any of the Subsidiaries or the Company’s shareholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of the Subsidiaries on other matters) and no Underwriter has any obligation to the Company with respect to the offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Securities and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and their respective successors and the Affiliates, controlling persons and officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates), and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 15. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

SECTION 16. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or other standard form of electronic transmission), each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement, and each such signature shall constitute an original signature for all purposes hereof.

SECTION 19. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 20. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, on the one hand, and the Company, on the other hand, in accordance with its terms.

Very truly yours,

CONIFER HOLDINGS, INC.

By:
[Name]
[Title]

CONFIRMED AND ACCEPTED,

as of the date first above written:

Boenning & Scattergood, Inc.

By:
Authorized Signatory

For itself and as Representative of the other Underwriters named in Schedule I hereto.

[Signature Page to Underwriting Agreement]

SCHEDULE I

Name of Underwriter	Principal Amount of Notes
Boenning & Scattergood, Inc.
American Capital Partners, LLC

Total

SCHEDULE II

1.	Pricing term sheet substantially in the form of Schedule III.

2.	Investor Presentation dated 2018.